SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  March 14, 1997

                         BALCOR PENSION INVESTORS-III
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-11129
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3164211
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Brookhollow/Stemmons Center

In 1985, a joint venture consisting of the Partnership and an affiliate (the "Joint Venture") funded a $28,000,000 first mortgage loan collateralized by the Brookhollow/Stemmons Center office complex, Dallas, Texas. The Partnership contributed $7,700,000 and the affiliate contributed $20,300,000, respectively, to the Joint Venture for participating percentages in the Joint Venture of 27.5% and 72.5%, respectively. The Joint Venture obtained title to the property through foreclosure in 1990.

On March 27, 1997, the Joint Venture contracted to sell the property to an unaffiliated party, CMD Southwest, Inc., an Arizona corporation, for a sale price of $13,000,000. The purchaser has deposited $250,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for April 29, 1997. From the proceeds of the sale, the Joint Venture will pay $260,000 as a brokerage commission to an affiliate of the third party providing property management services for the property and will receive the remaining proceeds of approximately $12,740,000, less closing costs. Of such proceeds, $250,000 will be placed in escrow and will not be disbursed to the Joint Venture until the earlier of the settlement of any claims presented by the purchaser or October 27, 1997. The Partnership's share of the sale proceeds, including the escrowed funds, will be approximately $3,504,000, less the Partnership's share of closing costs.

Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Joint Venture for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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The Woods Apartments

As previously reported, on March 12, 1997, the Partnership contracted to sell The Woods Apartments, Austin, Texas, to an unaffiliated party, Mid-America Apartments of Texas, L.P., a Texas limited partnership, for a sale price of $10,300,000. Pursuant to the agreement of the Partnership and the purchaser, the sale price has been reduced to $10,000,000. The anticipated closing date also has been changed from April 17, 1997 to April 15, 1997.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale relating to the sale of the Brookhollow/Stemmons Center office complex, Dallas, Texas.

          (99) (i) Letter Agreement dated March 14, 1997 relating to the sale of The Woods Apartments, Austin, Texas.

               (ii) Letter Agreement dated March 31, 1997 relating to the sale of The Woods Apartments, Austin, Texas.

               (iii) Letter Agreement dated April 3, 1997 relating to the sale of The Woods Apartments, Austin, Texas.


     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR PENSION INVESTORS-III

                         By: Balcor Mortgage Advisors-II, an Illinois general partnership, its general partner

                         By:  RGF-Balcor Associates-II, an Illinois
                              general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:   /s/ Jerry M. Ogle
                              -------------------------------------------
                                   Jerry M. Ogle, Managing Director
                                   and Secretary

Dated:  April 11, 1997
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